Wireless Licenses, Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
Wireless Licenses, Goodwill and Other Intangible Assets

Note 4. Wireless Licenses, Goodwill and Other Intangible Assets
Wireless Licenses
The carrying amounts of Wireless licenses are as follows:

	(dollars in millions)
At December 31,	2019	2018
Wireless licenses	$95,059	$94,130

At December 31, 2019 and 2018, approximately $6.2 billion and $8.6 billion, respectively, of wireless licenses were under development for commercial service for which we were capitalizing interest costs. We recorded approximately $321 million and $515 million of capitalized interest on wireless licenses for each of the years ended December 31, 2019 and 2018, respectively.

For the year ended December 31, 2018, we recorded approximately $4.5 billion of wireless licenses in connection with the Straight Path acquisition and $657 million in connection with the NextLink acquisition. See Note 3 for additional information regarding spectrum license transactions in 2019 and 2018.

The average remaining renewal period of our wireless license portfolio was 4.6 years as of December 31, 2019. See Note 1 for additional information.

As discussed in Note 1, we test our wireless licenses for potential impairment annually or more frequently if impairment indicators are present. In 2019, we performed a qualitative assessment to determine whether it was more likely than not that the fair value of our wireless licenses was less than the carrying amount. In 2018, our quantitative impairment test consisted of comparing the estimated fair value of our aggregate wireless licenses estimated using the Greenfield approach to the aggregated carrying amount of the licenses as of the test date. In 2017, we performed a qualitative assessment to determine whether it was more likely than not that the fair value of our wireless licenses was less than the carrying amount. Our assessments in 2019, 2018 and 2017 indicated that the fair value of our wireless licenses exceeded the carrying value and, therefore, did not result in impairment.

Goodwill
The Company transitioned into our new reporting structure as of April 1, 2019, which resulted in certain changes to our operating segments and reporting units. Upon the date of reorganization, the goodwill of our historical Wireless reporting unit, historical Wireline reporting unit and historical Verizon Connect reporting unit were reallocated to our new Consumer and Business reporting units using a relative fair value approach.

Changes in the carrying amount of Goodwill are as follows:

					(dollars in millions)
	Consumer	Business	Wireless	Wireline	Other (2)	Total
Balance at January 1, 2018	$—	$—	$18,397	$3,955	$6,820	$29,172
Acquisitions (Note 3)	—	—	—	(77)	225	148
Reclassifications, adjustments and other	—	—	—	(7)	(108)	(115)
Media goodwill impairment	—	—	—	—	(4,591)	(4,591)
Balance at December 31, 2018	—	—	18,397	3,871	2,346	24,614
Acquisitions	—	—	—	20	—	20
Reclassifications, adjustments and other	—	—	—	1	—	1
Balance at March 31, 2019	—	—	18,397	3,892	2,346	24,635
Reporting Unit reallocation (1)	17,104	7,269	(18,397)	(3,892)	(2,084)	—
Balance at April 1, 2019	17,104	7,269	—	—	262	24,635
Acquisitions	—	2	—	—	—	2
Media goodwill impairment	—	—	—	—	(186)	(186)
Reclassifications, adjustments and other	—	(2)	—	—	(60)	(62)
Balance at December 31, 2019	$17,104	$7,269	$—	$—	$16	$24,389

(1) Represents the reallocation of goodwill as a result of the Company reorganizing its segments as described in Note 1.
(2) Goodwill is net of accumulated impairment charges of $4.6 billion as of December 31, 2018 and $4.8 billion as of December 31, 2019, related to our Media reporting unit.

We performed impairment assessments of the impacted reporting units, specifically our historical Wireless, historical Wireline and historical Connect reporting units on March 31, 2019, immediately before our strategic reorganization became effective. Our impairment assessments indicated that the fair value for each of our historical Wireless, historical Wireline and historical Connect reporting units exceeded their respective carrying values, and therefore did not result in a goodwill impairment. We then performed quantitative assessments of our Consumer and Business reporting units on April 1, 2019, immediately following our strategic reorganization. Our impairment assessments indicated that the fair value for each of our Consumer and Business reporting units exceeded their respective carrying values and therefore, did not result in a goodwill impairment. Our Media reporting unit was not impacted by the strategic reorganization and there was no indicator of impairment as of the reorganization date.

We performed qualitative impairment assessments for our Consumer and Business reporting units during the fourth quarter of 2019. Our qualitative assessments indicated that it was more likely than not that the fair values for our Consumer and Business reporting units exceeded their respective carrying values and, therefore, did not result in an impairment. We performed quantitative impairment assessments for our Media reporting unit in 2019 and 2018. For details on our Media reporting unit, refer to the discussion below.

Our Media business, Verizon Media, experienced increased competitive and market pressures throughout 2018 that resulted in lower than expected revenues and earnings. These pressures were expected to continue and have resulted in a loss of market positioning to our competitors in the digital advertising business. Our Media business also achieved lower than expected benefits from the integration of the Yahoo and AOL businesses.

In connection with Verizon’s annual budget process during the fourth quarter of 2019 and 2018, the leadership at both Verizon Media and Verizon completed a comprehensive five-year strategic planning review of Verizon Media's business prospects resulting in unfavorable adjustments to Verizon Media's financial projections. These revised projections were used as a key input into Verizon Media's annual goodwill impairment tests performed in the fourth quarter of 2019 and 2018.

During the fourth quarter of 2019 and 2018, consistent with our accounting policy, we applied a combination of a market approach and a discounted cash flow method reflecting current assumptions and inputs, including our revised projections, discount rate and expected growth rates, which resulted in the determination that the fair value of the Media reporting unit was less than its carrying amount. As a result, we recorded a non-cash goodwill impairment charge of approximately $186 million ($176 million after-tax) in the fourth quarter of 2019 and a charge of $4.6 billion ($4.5 billion after-tax) in the fourth quarter of 2018 in our consolidated statements of income. The goodwill balance of the Media reporting unit has been fully written off as a result of these impairment charges.

We performed a quantitative impairment assessment for all of the other reporting units in 2018. Our impairment tests indicated that the fair value for each of our historical Wireless, historical Wireline and historical Connect reporting units exceeded their respective carrying value and, therefore, did not result in an impairment.

For 2017, we performed a quantitative impairment assessment for all of our reporting units, except for our historical Wireless reporting unit, for which a qualitative assessment was completed. For 2017, our impairment tests indicated that the fair value for each of our reporting units exceeded their respective carrying value and therefore, did not result in goodwill impairment.

Other Intangible Assets
The following table displays the composition of Other intangible assets, net as well as the respective amortization period:

				(dollars in millions)
			2019			2018
At December 31,	Gross Amount	Accumulated Amortization	Net Amount	Gross Amount	Accumulated Amortization	Net Amount
Customer lists (8 to 13 years)	$3,896	$(1,511)	$2,385	$3,951	$(1,121)	$2,830
Non-network internal-use software (3 to 7 years)	20,530	(14,418)	6,112	18,603	(12,785)	5,818
Other (2 to 25 years)	1,967	(966)	1,001	1,988	(861)	1,127
Total	$26,393	$(16,895)	$9,498	$24,542	$(14,767)	$9,775

The amortization expense for Other intangible assets was as follows:

Years	(dollars in millions)
2019	$2,311
2018	2,217
2017	2,213

Estimated annual amortization expense for Other intangible assets is as follows:

Years	(dollars in millions)
2020	$2,235
2021	1,931
2022	1,651
2023	1,317
2024	968